                                                                     EXHIBIT 21.

                                FMC GOLD COMPANY
                                ANNUAL REPORT ON
                             FORM 10-K FOR THE YEAR
                            ENDED DECEMBER 31, 1995

                     SIGNIFICANT SUBSIDIARIES OF REGISTRANT

                                                                     PERCENT OF
                                                           ORGANIZED   VOTING
                                                             UNDER   SECURITIES
           COMPANY                                          LAWS OF    OWNED
           -------                                         --------- ----------
FMC Gold Company.......................................... Delaware  Registrant
  FMC Jerritt Canyon Corporation.......................... Delaware  100
  FMC Minerals Corporation................................ Delaware  100
  Meridian Gold Company................................... Montana   100
  Minera FMC S.A. de C.V.................................. Mexico    100
  Minera FMC Limitada..................................... Chile     100